Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                    I, John T. Cahill, do hereby make, constitute and appoint Andrew D. Hendry and Nina D. Gillman, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf Registration Statements of Colgate-Palmolive Company (the “Company”) on Form S-3, or other appropriate forms, relating to the issuance of debt securities authorized by the Board of Directors, and any and all amendments (including post-effective amendments) to such Registration Statements and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

                    In witness whereof, I have executed this Power of Attorney this 10th day of September, 2008.

/s/ John T. Cahill

Name:	John T. Cahill

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                    I, Jill K. Conway, do hereby make, constitute and appoint Andrew D. Hendry and Nina D. Gillman, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf Registration Statements of Colgate-Palmolive Company (the “Company”) on Form S-3, or other appropriate forms, relating to the issuance of debt securities authorized by the Board of Directors, and any and all amendments (including post-effective amendments) to such Registration Statements and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

                    In witness whereof, I have executed this Power of Attorney this 10th day of September, 2008.

/s/ Jill K. Conway

Name:	Jill K. Conway

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                    I, Ian M. Cook, do hereby make, constitute and appoint Andrew D. Hendry and Nina D. Gillman, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf Registration Statements of Colgate-Palmolive Company (the “Company”) on Form S-3, or other appropriate forms, relating to the issuance of debt securities authorized by the Board of Directors, and any and all amendments (including post-effective amendments) to such Registration Statements and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

                    In witness whereof, I have executed this Power of Attorney this 10th day of September, 2008.

/s/ Ian M. Cook

Name:	Ian M. Cook

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                    I, Ellen M. Hancock, do hereby make, constitute and appoint Andrew D. Hendry and Nina D. Gillman, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf Registration Statements of Colgate-Palmolive Company (the “Company”) on Form S-3, or other appropriate forms, relating to the issuance of debt securities authorized by the Board of Directors, and any and all amendments (including post-effective amendments) to such Registration Statements and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

                    In witness whereof, I have executed this Power of Attorney this 10th day of September, 2008.

/s/ Ellen M. Hancock

Name:	Ellen M. Hancock

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                    I, David W. Johnson, do hereby make, constitute and appoint Andrew D. Hendry and Nina D. Gillman, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf Registration Statements of Colgate-Palmolive Company (the “Company”) on Form S-3, or other appropriate forms, relating to the issuance of debt securities authorized by the Board of Directors, and any and all amendments (including post-effective amendments) to such Registration Statements and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

                    In witness whereof, I have executed this Power of Attorney this 10th day of September, 2008.

/s/ David W. Johnson

Name:	David W. Johnson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                    I, Richard J. Kogan, do hereby make, constitute and appoint Andrew D. Hendry and Nina D. Gillman, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf Registration Statements of Colgate-Palmolive Company (the “Company”) on Form S-3, or other appropriate forms, relating to the issuance of debt securities authorized by the Board of Directors, and any and all amendments (including post-effective amendments) to such Registration Statements and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

                    In witness whereof, I have executed this Power of Attorney this 10th day of September, 2008.

/s/ Richard J. Kogan

Name:	Richard J. Kogan

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                    I, Delano E. Lewis, do hereby make, constitute and appoint Andrew D. Hendry and Nina D. Gillman, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf Registration Statements of Colgate-Palmolive Company (the “Company”) on Form S-3, or other appropriate forms, relating to the issuance of debt securities authorized by the Board of Directors, and any and all amendments (including post-effective amendments) to such Registration Statements and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

                    In witness whereof, I have executed this Power of Attorney this 10th day of September, 2008.

/s/ Delano E. Lewis

Name:	Delano E. Lewis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                    I, Reuben Mark, do hereby make, constitute and appoint Andrew D. Hendry and Nina D. Gillman, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf Registration Statements of Colgate-Palmolive Company (the “Company”) on Form S-3, or other appropriate forms, relating to the issuance of debt securities authorized by the Board of Directors, and any and all amendments (including post-effective amendments) to such Registration Statements and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

                    In witness whereof, I have executed this Power of Attorney this 10th day of September, 2008.

/s/ Reuben Mark

Name:	Reuben Mark

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                    I, J. Pedro Reinhard, do hereby make, constitute and appoint Andrew D. Hendry and Nina D. Gillman, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf Registration Statements of Colgate-Palmolive Company (the “Company”) on Form S-3, or other appropriate forms, relating to the issuance of debt securities authorized by the Board of Directors, and any and all amendments (including post-effective amendments) to such Registration Statements and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

                    In witness whereof, I have executed this Power of Attorney this 10th day of September, 2008.

/s/ J. Pedro Reinhard

Name:	J. Pedro Reinhard

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                    I, Stephen I. Sadove, do hereby make, constitute and appoint Andrew D. Hendry and Nina D. Gillman, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf Registration Statements of Colgate-Palmolive Company (the “Company”) on Form S-3, or other appropriate forms, relating to the issuance of debt securities authorized by the Board of Directors, and any and all amendments (including post-effective amendments) to such Registration Statements and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

                    In witness whereof, I have executed this Power of Attorney this 10th day of September, 2008.

/s/ Stephen I. Sadove

Name:	Stephen I. Sadove